PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned individually and severally promises to pay the order of RAQUEL, INC., a Corporation, at 9873 S. Santa Monica Boulevard, Beverly Hills, CA 90212 or at such other place as the legal holder hereof may designate in writing, the sum of Twenty Thousand Dollars ($20,000). This sum is for the purchase of Four Hundred Thousand Shares (400,000) of RAQUEL, INC. common stock at a purchase price of $0.05 per share. Payments on this note shall be made as follows: 1) a minimum payment of Six Hundred Dollars ($600.00) per month from May, 2001 to May, 2002; and 2) a final payment of any unpaid balance on this note in June, 2002.

      The holder hereof, without notice and without releasing the liability of any party hereto, may grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, add or release one or more parties hereto, acquire security, or release any security in whole or in part, and the legal holder shall not be liable for or prejudiced by failure to collect the payment of the note or any guarantee of this note or for lack of diligence in bringing suit on this note or any renewal or extension hereof.

      The undersigned individually and severally waives the protest, demand, presentment for payment, and notice of protest and nonpayment of this note. If this note is placed with an attorney for collection upon default, the undersigned agrees to pay reasonable attorney's fees and court costs.

      The undersigned shall have the right, at his option, to prepay this note in whole at anytime or in part from time to time without premium or penalty.

      This note is to be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the undersigned makers have executed and prepared this Promissory Note this 2nd day of May, 2001.


                                                       /s/ Mark Lovito
                                                       -------------------------
                                                       Mark Lovito

                                 PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned individually and severally promises to pay the order of RAQUEL, INC., a Corporation, at 9873 S. Santa Monica Boulevard, Beverly Hills, CA 90212 or at such other place as the legal holder hereof may designate in writing, the sum of Ten Thousand Dollars ($10,000). This sum is for the purchase of Two Hundred Thousand Shares (200,000) of RAQUEL, INC. common stock at a purchase price of $0.05 per share. Payments on this note shall be made as follows: 1) a minimum payment of Three Hundred Dollars ($300.00) per month from May, 2001 to May, 2002; and 2) a final payment of any unpaid balance on this note in June, 2002.

      The holder hereof, without notice and without releasing the liability of any party hereto, may grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, add or release one or more parties hereto, acquire security, or release any security in whole or in part, and the legal holder shall not be liable for or prejudiced by failure to collect the payment of the note or any guarantee of this note or for lack of diligence in bringing suit on this note or any renewal or extension hereof.

      The undersigned individually and severally waives the protest, demand, presentment for payment, and notice of protest and nonpayment of this note. If this note is placed with an attorney for collection upon default, the undersigned agrees to pay reasonable attorney's fees and court costs.

      The undersigned shall have the right, at his option, to prepay this note in whole at anytime or in part from time to time without premium or penalty.

      This note is to be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the undersigned makers have executed and prepared this Promissory Note this 2nd day of May, 2001.


                                                       /s/ Darrin Lovito
                                                       -------------------------
                                                       Darrin Lovito

                                 PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned individually and severally promises to pay the order of RAQUEL, INC., a Corporation, at 9873 S. Santa Monica Boulevard, Beverly Hills, CA 90212 or at such other place as the legal holder hereof may designate in writing, the sum of Twenty Thousand Dollars ($20,000). This sum is for the purchase of Four Hundred Thousand Shares (400,000) of RAQUEL, INC. common stock at a purchase price of $0.05 per share. Payments on this note shall be made as follows: 1) a minimum payment of Six Hundred Dollars ($600.00) per month from May, 2001 to May, 2002; and 2) a final payment of any unpaid balance on this note in June, 2002.

      The holder hereof, without notice and without releasing the liability of any party hereto, may grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, add or release one or more parties hereto, acquire security, or release any security in whole or in part, and the legal holder shall not be liable for or prejudiced by failure to collect the payment of the note or any guarantee of this note or for lack of diligence in bringing suit on this note or any renewal or extension hereof.

      The undersigned individually and severally waives the protest, demand, presentment for payment, and notice of protest and nonpayment of this note. If this note is placed with an attorney for collection upon default, the undersigned agrees to pay reasonable attorney's fees and court costs.

      The undersigned shall have the right, at his option, to prepay this note in whole at anytime or in part from time to time without premium or penalty.

      This note is to be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the undersigned makers have executed and prepared this Promissory Note this 2nd day of May, 2001.


                                                       /s/ Matthew Lovito
                                                       -------------------------
                                                       Matthew Lovito

                                 PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned individually and severally promises to pay the order of RAQUEL, INC., a Corporation, at 9873 S. Santa Monica Boulevard, Beverly Hills, CA 90212 or at such other place as the legal holder hereof may designate in writing, the sum of Fifty Thousand Dollars ($50,000). This sum is for the purchase of One Million Thousand Shares (1,000,000) of RAQUEL, INC. common stock at a purchase price of $0.05 per share. Payments on this note shall be made as follows: 1) a minimum payment of One Thousand Five Hundred Dollars ($1500.00) per month from May, 2001 to May, 2002; and 2) a final payment of any unpaid balance on this note in June, 2002.

      The holder hereof, without notice and without releasing the liability of any party hereto, may grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, add or release one or more parties hereto, acquire security, or release any security in whole or in part, and the legal holder shall not be liable for or prejudiced by failure to collect the payment of the note or any guarantee of this note or for lack of diligence in bringing suit on this note or any renewal or extension hereof.

      The undersigned individually and severally waives the protest, demand, presentment for payment, and notice of protest and nonpayment of this note. If this note is placed with an attorney for collection upon default, the undersigned agrees to pay reasonable attorney's fees and court costs.

      The undersigned shall have the right, at his option, to prepay this note in whole at anytime or in part from time to time without premium or penalty.

      This note is to be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the undersigned makers have executed and prepared this Promissory Note this 2nd day of May, 2001.


                                                       /s/ Paul Lovito
                                                       -------------------------
                                                       Paul Lovito

                                 PROMISSORY NOTE

      FOR VALUE RECEIVED, the undersigned individually and severally promises to pay the order of RAQUEL, INC., a Corporation, at 9873 S. Santa Monica Boulevard, Beverly Hills, CA 90212 or at such other place as the legal holder hereof may designate in writing, the sum of One Hundered Thousand Dollars ($100,000). This sum is for the purchase of Two Million Thousand Shares (2,000,000) of RAQUEL, INC. common stock at a purchase price of $0.05 per share. Payments on this note shall be made as follows: 1) a minimum payment of Three Thousand Dollars ($3000.00) per month from May, 2001 to May, 2002; and 2) a final payment of any unpaid balance on this note in June, 2002.

      The holder hereof, without notice and without releasing the liability of any party hereto, may grant extensions or renewals hereof from time to time, successively or otherwise and for any term or terms, add or release one or more parties hereto, acquire security, or release any security in whole or in part, and the legal holder shall not be liable for or prejudiced by failure to collect the payment of the note or any guarantee of this note or for lack of diligence in bringing suit on this note or any renewal or extension hereof.

      The undersigned individually and severally waives the protest, demand, presentment for payment, and notice of protest and nonpayment of this note. If this note is placed with an attorney for collection upon default, the undersigned agrees to pay reasonable attorney's fees and court costs.

      The undersigned shall have the right, at his option, to prepay this note in whole at anytime or in part from time to time without premium or penalty.

      This note is to be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the undersigned makers have executed and prepared this Promissory Note this 2nd day of May, 2001.


                                                       /s/ Vincent Barone
                                                       -------------------------
                                                       Vincent Barone